CG Funds Trust

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PROSPECTUS
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February 28, 2019

CG Core Total Return Fund

Institutional Class: CGBNX
Investor Class: CGBFX (not currently offered)

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports.  Instead, the reports will be made available on the Fund’s website www. cgfundstrust.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-855-460-2838, or by enrolling at www.cgfundstrust.com.

You may elect to receive all future reports in paper free of charge.  If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports.  If you invest directly with the Fund, you can call 1-855-460-2838 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.  Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the funds.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

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SUMMARY SECTION

Investment Objective
The primary investment objective of the CG Core Total Return Fund (the “Fund”) is to produce growth of capital, with a secondary objective of realization of current income through the receipt of interest or dividends.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Investor Class
	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	2.62%	2.62%
Acquired Fund Fees and Expenses(1)	0.03%	0.03%
Total Annual Fund Operating Expenses	3.40%	3.65%
Less: Fee Waiver/ Expense Reimbursement(2)	-2.37%	-2.37%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.03%	1.28%
_________________________________________
(1)
Acquired Fund Fees and Expenses are not directly borne by the Fund, and they are not reflected in the Fund’s financial statements, with the result that the information presented in the expense table may differ from that presented in the financial highlights.

(2)
Wall Street Management Corporation (“WSMC” or the “Adviser”) has contractually agreed to waive its fees and/or reimburse the Fund for any expenses (excluding taxes, interest, brokerage fees, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to ensure that Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement do not exceed 1.25% of the average daily net assets of the Investor Class and 1.00% of the average daily net assets for the Institutional Class.  This agreement will continue in effect through February 28, 2029, unless terminated by the Board of Trustees prior to any such renewal.  WSMC has the right to receive reimbursement for fee reductions and/or expense payments made in the prior three fiscal years provided that after giving effect to such reimbursement, Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement do not exceed 1.25% of average daily net assets of the Investor Class and 1.00% of the average daily net assets of the Institutional Class in the year of reimbursement.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation for ten years).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$105	$328	$569	$1,259
Investor Class	$130	$406	$702	$1,545

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Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 84% of the average value of its portfolio.

Principal Investment Strategies
The Fund attempts to achieve its investment objective by investing primarily in equity and fixed income securities of companies of any size.  Realization of current income through the receipt of interest or dividends from investments is a secondary objective, although receipt of income may accompany capital appreciation.  The Fund seeks to achieve its secondary objective of income generation through selection of dividend-paying securities.  There can be no assurance that the Fund’s investment objectives will be achieved.

Equity securities in which the Fund may invest include common stock, convertible securities, and American Depositary Receipts (“ADRs”).  Investments will generally be made in securities of companies that have been in business for at least three years, but without regard to the period of time the securities may have been publicly traded.  Although the Fund may invest in securities of small, medium and large capitalization companies, the Fund intends to maintain a growth-oriented style of investing, subject to the Fund’s investment restrictions and diversification status.

Under normal circumstances, 10% to 40% of the Fund’s total assets consist of fixed income securities.  The Fund’s investments in fixed income securities consist primarily of investment grade corporate preferred stocks, corporate bonds and U.S. Government agency securities.  Investment grade debt securities are considered to be those rated within the four highest ratings by nationally recognized statistical rating organizations.  The Fund may invest in fixed income securities of any duration.  Duration measures the sensitivity of the price of a fixed income investment to a 1% change in interest rates.  For example, 5 year duration means the investment will decrease in value by 5% if interest rates rise 1%.

Analytical emphasis is focused on financial ratios such as pre-tax margins, return on equity and cash flow and earnings growth which are actually or expected to be superior to those of the average company.  While price earnings (“P/E”) ratios are important valuation criteria, there is no limitation or emphasis on high or low P/E stocks.

In practical application, the Fund attempts to attain its investment objectives by relying on three fundamental practices:

•	Careful selection of securities – based on the performance and position of individual companies and their industries relative to alternate investments.

•	Broad diversification among industries and their companies – fundamental to spreading the risk that is inherent in any single investment while recognizing that such risk cannot be eliminated.

•	Continuous scrutiny of investments – realization of a security’s growth potential depends upon many factors, including timing trends of the market, and the economy.

The Fund continuously monitors investments and assesses whether fundamentals justify continuing to hold particular securities.  However, the Fund may sell its portfolio securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

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Principal Risks
As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money.  The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

•
Stocks Risk.  The market value of stocks held by the Fund may increase or decrease more dramatically than other asset classes over a shorter period of time.  These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

•	Smaller Companies Risk. The risk that the securities of smaller companies may be more volatile and less liquid than the securities of large-cap companies.
•	Management Risk. The Fund is subject to the risk that the judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect.
•
Medium and Large Companies Risk.  Compared to smaller companies, medium and large-cap companies may be less responsive to changes and opportunities.  At times, the stocks of larger companies may lag other types of stocks in performance.  Compared to larger companies, medium companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

•
ADR Risk.  ADRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees.  Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders.  Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.

•
Preferred Stock Risk.  Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time.  The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

•
Fixed Income Securities Risk.  The value of your investment in the Fund may change in response to changes in interest rates.  The longer the duration of a debt security, the more its value typically falls in response to an increase in interest rates.  The value of your investment in the Fund may change in response to the credit ratings of the Fund’s portfolio of debt securities.  The degree of risk for a particular security may be reflected in its credit rating.  The Fund cannot collect interest and principal payments on a debt security if the issuer defaults.  Prepayment and extension risks are present when interest rates decline and issuers of debt securities experience acceleration in prepayments.  The acceleration can shorten the maturity of the debt security and force the Fund to invest in securities with lower interest rates, reducing the Fund’s return.

•
U.S. Government Securities Risk.  Although the Fund’s U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.  Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury.  Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury.  While the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law.

•
Cybersecurity Risk.  With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks.  Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

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Performance Information
The bar chart and the table below show two aspects of the Fund, variability and performance, and provide some indication of the risks of investing in the Fund.  The bar chart shows  changes in the Fund’s performance from year to year for Institutional Class shares (the only Class currently available for sale).  The table shows the Fund’s average annual total returns for certain time periods compared to the returns of the Bloomberg Barclays Capital Intermediate Government/Credit Index, a broad measure of market performance, and a secondary index and composite index provided to offer a broader market perspective that reflects market sectors in which the Fund invests.  The performance for the Investor Class shares would differ only to the extent that the Investor Class shares have different expenses than the Institutional Class shares.  To obtain updated performance information, visit the Fund’s website at www.cgfundstrust.com or call 1-855-460-2838.  The Fund’s past performance, before and after taxes, is not necessarily an indication of its future performance.

Total return (Institutional Class)
for the year ended December 31

Best Quarter:	Q1, 2017	10.21%
Worst Quarter:	Q4, 2018	-15.28%

Average annual total returns (Institutional Class) as of December 31, 2018	1-Year	5 Year	Since Inception (12/31/2013)
Return Before Taxes	-6.87%	5.56%	5.56%
Return After taxes on distributions	-8.28%	5.14%	5.14%
Return After taxes on distributions and sale of fund shares	-3.00%	4.34%	4.34%
Bloomberg Barclays Capital Intermediate Government Credit Index	0.88%	1.86%	1.86%
(reflects no deductions for fees, expenses or taxes)
Russell 1000® Index	-4.78%	8.21%	8.21%
(reflects no deductions for fees, expenses or taxes)
60% Russell 1000® & 40% Bloomberg Barclays Capital Intermediate Government/Credit Index	-2.26%	5.79%	5.79%
(reflects no deductions for fees, expenses or taxes)

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s individual tax situation and may differ from those shown.  The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Institutional Class shares only and after-tax returns for Institutional Class shares will vary.  The Fund’s return after taxes on distributions and sale of Fund shares may be higher than the other return figures for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

Investment Adviser.  Wall Street Management Corporation , an affiliate of Morse Asset Management, Inc., serves as the investment adviser to the Fund.

Portfolio Manager:  The Fund’s investment decisions are made by the following portfolio manager:

Portfolio Manager	Position with Wall Street Management Corporation	Length of Service to the Fund
Robert P. Morse	Senior Portfolio Manager	Since inception in 2013
Robert B. Morse	Portfolio Manager	Since 2017
Jian H. Wang	Portfolio Manager	Since inception in 2013

Purchase and Sale of Fund Shares.  Investor Class shares are not currently offered.  You may purchase or redeem Institutional Class shares by mail (CG Core Total Return Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), or by telephone at 1‑855-460-2838 on any day the New York Stock Exchange (“NYSE”) is open for trading.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  When the Investor Class shares are offered, the minimum initial investment will be $5,000 and $2,500 for IRAs.  The minimum initial investment for Institutional Class shares is $100,000.  The minimum initial investment for automatic investment plans is $1,000.  The minimum investment for subsequent investments for all accounts is $100.

Tax Information.  The Fund’s distributions are generally will be taxable to you, whether they are paid in cash or reinvested in Fund shares, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case such distributions may be taxable at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE AND POLICIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS

Investment Objective and Principal Investment Strategies
The primary investment objective of the Fund is to produce growth of capital, with a secondary objective of realization of current income through the receipt of interest or dividends.  The Fund attempts to achieve its investment objective by investing primarily in equity and fixed income securities of companies of any size.  Realization of current income through the receipt of interest or dividends from investments is a secondary objective, although receipt of income may accompany capital appreciation.  The Fund seeks to achieve its secondary objective of income generation through selection of dividend-paying securities.  There can be no assurance that the Fund’s investment objectives will be achieved.

Equity securities in which the Fund may invest include common stock, preferred stock, and convertible securities, and ADRs.  Investments will generally be made in securities of companies that have been in business for at least three years, but without regard to the period of time the securities may have been publicly traded.  Although the Fund may invest in securities of small, medium and large capitalization companies, the Fund intends to maintain a growth-oriented style of investing, subject to the Fund’s investment restrictions and diversification status.

Under normal circumstances, 10% to 40% of the Fund’s total assets consist of fixed income securities.  The Fund’s investments in fixed income securities consist primarily of investment grade corporate and U.S. Government and agency fixed income securities.  Investment grade debt securities are considered to be those rated within the four highest ratings by nationally recognized statistical rating organizations. The Fund may invest in fixed income securities of any duration.  During periods of low or no real interest rate returns, preservation of principal becomes the overriding concern.  When these circumstances prevail, the Adviser aims for a short to intermediate maturity schedule.  Conversely, during periods of actual or anticipated high real interest rates (i.e. greater than 3%), duration of cash-flow returns becomes the primary concern.  The Adviser then seeks a maturity ladder beyond ten years.  Duration measures the sensitivity of the price of a fixed income investment to a 1% change in interest rates.  For example, 5-year duration means the investment will decrease in value by 5% if interest rates rise 1%.

Additional Investment Strategies
In addition to equity securities, the Fund may also invest in other registered investment companies and exchange-traded funds (“ETFs”), and foreign securities.

Investment Adviser’s Process
Analytical emphasis is focused on financial ratios such as pre-tax margins, return on equity and cash flow and earnings growth which are actually or expected to be superior to those of the average company.  While price earnings (P/E) ratios are important valuation criteria, there is no limitation or emphasis on high or low P/E stocks.

In practical application, the Fund attempts to attain its investment objectives by relying on three fundamental practices:

•	Careful selection of securities–based on the performance and position of individual companies and their industries relative to alternate investments.

•	Broad diversification among industries and their companies–fundamental to spreading the risk that is inherent in any single investment while recognizing that such risk cannot be eliminated.

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•	Continuous scrutiny of investments–realization of a security’s growth potential depends upon many factors, including timing trends of the market, and the economy.

The Fund continuously monitors investments and assesses whether fundamentals justify continuing to hold particular securities.  However, the Fund may sell its portfolio securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The Fund’s investment objectives may be changed without the approval of the Fund’s shareholders, upon 60 days’ written notice to shareholders.

Temporary Investments
In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents.  This could prevent the Fund from achieving its investment objective.

RISK FACTORS

Principal Risks
As with all mutual funds, there is the risk that you could lose all or a portion of your investment in a Fund.  There is no assurance that the Fund will achieve its investment objectives, and an investment in the Fund is not by itself a complete or balanced investment program.  The following provides additional information regarding the principal risks that could affect the value of your investment:

Stocks Risk.  While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term.  These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Smaller Companies Risk.  Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short-term.  Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.  In addition, small companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established.  Therefore, while smaller companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.  The Fund may also choose to hold investments in companies that were once small and have become larger due to growth in their business.

Management Risk.  The Fund’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect.  If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.

Medium and Large Companies Risk.  Compared to smaller companies, medium and large-cap companies may be less responsive to changes and opportunities.  At times, the stocks of larger companies may lag other types of stocks in performance.  The stocks of medium companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns.  Compared to larger companies, medium companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

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ADR Risk.  ADRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks.  In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees.  Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders.  Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.

Preferred Stock Risk.  Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time.  The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities, but senior to common equity securities.

Fixed Income Securities Risk.  The value of your investment in the Fund may change in response to changes in interest rates.  The longer the duration of a debt security, the more its value typically falls in response to an increase in interest rates.  The value of your investment in the Fund may change in response to the credit ratings of the Fund’s portfolio of debt securities.  The degree of risk for a particular security may be reflected in its credit rating.  The Fund cannot collect interest and principal payments on a debt security if the issuer defaults.  Prepayment and extension risks are present when interest rates decline and issuers of debt securities experience acceleration in prepayments.  The acceleration can shorten the maturity of the debt security and force the Fund to invest in securities with lower interest rates, reducing the Fund’s return.  Issuers may decrease prepayments of principal when interest rates increase, extending the maturity of the debt security and causing the value of the security to decline.

U.S. Government Securities Risk.  Although the Fund’s U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.  Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury.  Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury.  While the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law.

Additional Risks
In addition to the principal risks described above, the Fund may be subject to the following additional risk factors.

Market Risk.  Markets are volatile and values of individual securities and other instruments can decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market values.  Changes in the financial condition of a single issuer can impact the market as a whole.  To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for higher performance.  Because many investors buy stocks on margin, increases in interest rates generally reduce market prices of equities.  Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

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Issuer Risk.  The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  The value of an issuer’s securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or the competitive environment.  Certain unanticipated events, such as natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities.

Asset Class Risk.  The securities in the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors.  Various types of securities tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Portfolio Turnover Risk.  The Fund may engage in active and frequent trading and have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.  With a high portfolio turnover rate, it is possible that the Fund may distribute sizable capital gain distributions to shareholders, regardless of the Fund’s performance.

Investments in Other Investment Companies Risk.  Shareholders of the Fund will indirectly be subject to the fees and expenses of the other investment companies in which the Fund may invest and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.  In addition, shareholders will be exposed to the investment risks associated with investments in the other investment companies.  If the other investment company fails to achieve its investment objective, the Fund’s investment in the other investment company may adversely affect the Fund’s performance.

ETF Risk.  ETFs may trade at a discount to the aggregate value of the underlying securities and frequent trading of ETFs by the Fund can generate brokerage expenses.  Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund may invest and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.

Foreign Securities Risk.  Although not a principal investment strategy, the Fund may also invest a percentage of its assets in foreign securities, typically through limited investments in ADRs.  ADRs evidence ownership in foreign equity securities that are traded on domestic exchanges.  The Fund may, however, to a limited extent invest directly in foreign securities.  Investments in these types of securities involve certain inherent risks, such as heightened political and economic risks, particularly in countries with unstable governments, immature economic structures, different legal systems, economies based on few industries, and national policies restricting investments by foreigners.  Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Substantial withholding taxes may apply to distributions from foreign companies.  There is also the risk of unpredictable government confiscation of company assets and/or other controls.  Finally, foreign issuers may not be subject to the same uniform accounting, auditing, or financial reporting standards.

Cybersecurity Risk.  With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks.  In general, cyber incidents can result from deliberate attacks or unintentional events.  Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption.  Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).  Cyber incidents affecting the Fund or its service providers may have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.  Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for shareholders) and other parties.  In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.  While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified.  Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders.  As a result, the Fund and its shareholders could be negatively impacted.

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Redemption Risk.  The Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets.  Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs.  In addition, redemption risk is heightened during periods of overall market turmoil.  The redemption by one or more large shareholders of their holdings in the Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money.  If a Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

Cash Management and Defensive Investing Risk.  The value of the investments held by the Fund for cash management or defensive investing purposes can fluctuate.  If the Fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash.  If the Fund holds cash uninvested, the Fund will not earn income on the cash.  If a significant amount of the Fund’s assets are used for cash management or defensive investing purposes, it may not achieve its investment objective.

PORTFOLIO HOLDINGS DISCLOSURE

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.  Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  The Annual and Semi-Annual Reports will be available by contacting the Fund c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling 1‑855-460-2838 and on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.  In addition, the Fund will make its Portfolio holdings information publicly available by posting the information on the Fund’s website approximately 15 days after each calendar month end.

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MANAGEMENT OF THE FUND

Investment Adviser
Wall Street Management Corporation (“WSMC”), located at 805 Third Avenue, Suite 1120, Floor New York, New York 10022, was founded in 1954.  As the investment adviser to the Fund, WSMC is directly responsible for making the investment decisions for the Fund and oversees the provision of all administration and general services for the Fund.

Pursuant to the Investment Advisory Agreement, WSMC is entitled to receive a fee at an annual rate of 0.75% of the average daily net assets of the Fund.  WSMC has also agreed to waive its fee and reimburse the Fund for any expenses (including the advisory fee but excluding taxes, interest, brokerage fees and extraordinary expenses) to the extent necessary to ensure that the Fund’s Total Annual Operating Expenses do not exceed 1.25% of the average daily net assets of the Investor Class and 1.00% of the average daily net assets of the Institutional Class.  This Agreement will continue in effect through February 28, 2029, unless terminated by the Board of Trustees (the “Board”) prior to any such renewal.  WSMC has the right to receive reimbursement for fee reductions and/or expense payments made in the prior three fiscal years provided that after giving effect to such reimbursement, the total annual fund operating expenses after fee waivers and/or expense reimbursements do not exceed 1.25% of average daily net assets of the Investor Class and 1.00% of the average daily net assets of the Institutional Class in the year of reimbursement.  For the fiscal year ended October 31, 2018, the Adviser waived all of its advisory fees.  On January 3, 2017 Morse Asset Management, Inc. (“MAM”) and WSMC entered into a Management Services Agreement pursuant to which MAM provides administrative services to the Fund.  WMSC pays MAM a monthly management service fee from its advisory fee.  Prior to January 3, 2017, CG Asset Management LLC (“CGAM”) provided administrative services to the Fund.

The most recent discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement between WSMC and CG Funds Trust is available in the Semi-Annual Report to Shareholders for the period ending April 30, 2019.

Portfolio Manager
Robert P. Morse, Senior Portfolio Manager, serves as the portfolio manager of the Fund, and has been responsible for the day-to-day management of the Fund since its inception in 2013.  Mr. Morse has more than thirty years of experience in the investment business with an extensive background in both domestic and international equity and fixed-income markets.  Prior to joining WSMC, Mr. Morse was a Partner and Senior Portfolio Manager of Evercore Wealth Management, LLC since 2009 where he managed separate accounts and was primarily responsible for the day-to-day management of The Wall Street Fund, Inc. (now Evercore Equities Fund).  Mr. Morse also served as Chairman, CEO, and Senior Portfolio Manager of the Wall Street Fund for 29 years from 1984-2013.  From 1981-2010 Mr. Morse served as President and Sole Director of Morse, Williams & Co., Inc., an investment adviser he co-founded.  In addition, Mr. Morse served as President and Director of Morse Williams Holding Co., Inc. from 1986-2010.

Robert B. Morse is a Principal and Managing Director of Morse Asset Management, Inc. since 2017, and formerly was with CG Asset Management LLC.  Prior to joining the firm, Mr. Morse spent four years as a Financial Advisor at Merrill Lynch.  Mr. Morse has been working with high net worth and institutional clients for over a decade.  From 2007 to 2011 Mr. Morse served as an Associate Director at UBS Investment Bank.  Mr. Morse began his career at Morse, Williams & Co., Inc. in 2003, and was a Registered Client Associate from 2004 until 2007.  Mr. Morse received a Bachelor of Arts in Environmental Policy with a focus in Economics from Colby College in 2003.

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Jian H. Wang is a Principal and Managing Director of Morse Asset Management, Inc., and EVP and Treasurer of the CG Core Balanced Fund since January 2014.  Mr. Wang was formerly a Managing Director of CG Asset Management LLC.  Prior to that, Mr. Wang was involved in Investment Research and Trading at Evercore Wealth Management as a Vice President.  He has over twenty years of experience, including ten years as the head trader at the Wall Street Fund and a portfolio manager and Principal at Morse, Williams & Co, Inc.  His prior positions include options trading, administrative work at the Mechanical Engineering Department of Tung-Ji University in Shanghai and sales for Siemens, also in Shanghai.  Mr. Wang graduated from Long Island University in 1991 and received an M.B.A. in Finance from the New York Institute of Technology in 1995.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of shares in the Fund.

HOW TO PURCHASE SHARES

Selecting a Share Class
The Fund offers two different share classes — an Investor Class and an Institutional Class. The Investor Class shares are unavailable for purchase at this time.  An investment in any share class of the Fund represents an investment in the same assets of the Fund.  However, the fees, sales charges and expenses for each share class are different.  By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.

When selecting a share class, you should consider the following:

•	which share classes are available to you;
•	how much you intend to invest;
•	total costs and expenses associated with a particular share class; and
•	whether you qualify for a waiver or reduction of sales charges.

Each investor’s financial considerations are different.  You should speak with your financial advisor to help you decide which share class is best for you.  Not all financial intermediaries offer all classes.  If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase.

Investor Class shares (not currently available for purchase)
Investor Class shares, when offered, are offered to individual investors directly or through mutual fund supermarkets or platforms offered by broker dealers or other financial intermediaries and charged a distribution fee of 0.25%.  Investor Class shares are subject to a minimum initial investment of $5,000 ($2,500 for IRAs).

Institutional Class shares
Institutional Class shares are offered primarily for direct investments by institutional investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations, financial intermediaries and high net worth individuals.  The minimum initial investment for Institutional Class shares is $100,000.  The Fund may waive the initial minimum investment in certain circumstances, including, but not limited to, the following:

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•	Certain wrap or other fee based programs for the benefit of clients of investment professionals or other financial intermediaries;
•	Employees and directors of the Adviser and its affiliates and families;
•
Employer-sponsored retirement plans, such as defined contribution plans (401(k) plans and 457 plans), defined benefit plans, pension and profit-sharing plans, employee benefit trusts, employee benefit plan alliances and other retirement plans established by financial intermediaries where the investment is expected to reach the $100,000 minimum within a reasonable time period or the plan currently has assets of at least $25 million; and/or

•	Certain registered investment advisers, broker-dealers and individuals accessing accounts through registered investment advisers.

Family members include spouses, parents, spouse’s parents, children, children’s spouses, brothers, sisters, and domestic partners of employees, Trustees or directors of the Adviser.

Minimum Initial Investment
You may open a Fund account with a minimum investment of the following amounts:

Minimum Initial Investment
Investor Class	$5,000 ($2,500 for IRAs)
Institutional Class	$100,000
Automatic Investment Plan	$1,000

Minimum Additional Investment
You may make subsequent investments to your Fund account at any time with the following minimum:

▪	$100 or more

Good Order Purchase Requests:
When making a purchase request, make sure your request is in good order.  “Good order” means your request includes:

▪	the name of the Fund and share class you are investing in
▪	the dollar amount of shares to be purchased
▪	account application form or investment stub
▪	check payable to CG Core Total Return Fund

The Fund reserves the right to change the requirements of “good order.”  Shareholders will be given advance notice if the requirements of “good order” change.

All purchases by check must be in U.S. dollars drawn on a domestic financial institution.  The Fund will not accept payment in cash or money orders.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post-dated checks or any conditional order or payment.

If your check is returned for any reason, a $25 fee will be assessed against your account.  You will also be responsible for any losses suffered by the Fund as a result.

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How Purchases may be Made

Through a broker/dealer or other intermediary
You can purchase shares of the Fund through asset management programs or services offered or administered by broker‑dealers, fee‑based financial planners, financial institutions or other service providers that have entered into agreements with the Fund.  Some intermediaries may be authorized to designate other intermediaries to receive purchase requests on the Fund’s behalf.  Once you have opened your account with your intermediary, you must purchase all additional shares through your intermediary.  The intermediary is responsible for sending your purchase order to the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”).  Please keep in mind that your broker‑dealer or other intermediary may charge additional fees for its services.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.

By mail
You can purchase shares of the Fund directly from the Transfer Agent.  To open an account, complete an account application form and send it together with your check made payable to the Fund, to one of the addresses below.  To make additional investments once you have opened your account, write your account number on the check and send it together with the detachable form that is included with your Fund account statement or confirmation.  If you do not have the detachable form, you may also send a letter stating the amount of your investment with your name, the name of the Fund and your account number together with a check made payable to the Fund, to one of the addresses below.

	Regular Mail CG Core Total Return Fund c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Overnight Delivery CG Core Total Return Fund c/o U.S. Bank Global Fund Services 615 E. Michigan Street, Third Floor Milwaukee, Wisconsin 53202

NOTE:  The Fund and the Transfer Agent do not consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent or the Fund.  Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”), please note that the Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program.  As requested on the application, you must provide your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Fund at 1‑855-460-2838 if you need additional assistance when completing your application.

If an investor does not provide the Transfer Agent with sufficient information for the Transfer Agent to establish a reasonable belief of the identity of an investor, the account will be rejected or the investor will not be allowed to perform a transaction for the account until the investor provides the Transfer Agent with the necessary information.  The Fund may also reserve the right to close the account within five calendar days if clarifying information/documentation is not received.

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Shares of the Fund have not been registered for sale outside of the United States.  The Fund generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO/FPO addresses.

By telephone
If you accepted telephone options on your account application, and your account has been open for at least 15 calendar days, call the Fund toll-free at 1-855-460-2838 and you will be allowed to move money from your bank account to your Fund account upon request.  You must also have submitted a voided check or a savings deposit slip to have banking information established on your account.    Only bank accounts held at domestic institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions.  For security reasons, requests by telephone will be recorded.  Your purchase will take place at the net asset value (“NAV”) determined on the day your order is placed, provided that your order is received prior to 4 p.m. Eastern Time.  Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time).

By wire
If you are making your first investment in the Fund, before you wire funds, the Transfer Agent must have a completed account application.  You can mail or overnight delivery your account application to the Transfer Agent.  Upon receipt of your completed account application, the Transfer Agent will establish an account for you.  The account number assigned will be required as part of the instruction that should be given to your bank to send the wire.  Your bank must include the name of the Fund you are purchasing, your name and account number so that monies can be correctly applied.  Your bank should transmit funds by wire to:

U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #:  075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account #:  112-952-137
Further Credit:
CG Core Total Return Fund
(shareholder registration)
(shareholder account number)

Before sending your wire, please contact the Transfer Agent at 1-855-460-2838 to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing.  The Fund and U.S. Bank, N.A. are not responsible for the consequence of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

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Through an automatic investment plan
If you intend to use the Automatic Investment Plan (“AIP”), you may open your account with an initial minimum investment of $1,000.  Once your account has been opened, you may purchase shares of the Fund through the AIP in amounts of at least $100.  If you chose this option, funds will be automatically transferred from your bank account monthly.  To be eligible for this plan, your bank must be a domestic institution that is an ACH member.  The Fund may modify or terminate the AIP at any time.  The first AIP purchase will take place no earlier than 15 days after the Transfer Agent has received your request.  If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account.  To begin participating in the AIP, please complete the AIP section on the account application.  Any request to change or terminate your AIP should be submitted to the Transfer Agent five calendar days prior to effective date.

Other Purchase Information
Shares of the Fund may be offered to only United States citizens and United States resident aliens having a social security number or individual tax identification number.  This Prospectus should not be considered a solicitation or offering of Fund shares to non-U.S. citizens or non-resident aliens.  As noted, investors generally must reside in the U.S. or its territories (which includes U.S. military APO or FPO addresses) and have a U.S. tax identification number.

Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-460-2838 to request individual copies of these documents.  Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

HOW TO REDEEM SHARES

You may request redemption of your shares at any time.  Your shares will be redeemed at the next NAV per share calculated after your order is received in good order by the Fund or its agents.  “Good order” means your letter of instruction includes:

▪	the name of the Fund and share class you are redeeming from
▪	the dollar amount or the number of shares to be redeemed
▪	signatures of all registered shareholders exactly as the shares are registered, including a signature guarantee when applicable
▪	the account number

You may receive proceeds of your sale in a check sent to the address of record, electronically via the ACH network using the previously established bank instructions or federal wire transfer to your pre-stablished bank account.  The Fund typically expects that it will take one to three days following the receipt of your redemption request to pay out redemption proceeds; however, while not expected, payment of redemption proceeds may take up to seven days.  There is no charge to have proceeds sent via ACH; however, funds are typically credited to your bank within two to three days after redemption.  In all cases, proceeds will be processed within seven calendar days after the Fund receives your redemption request.

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The Fund typically expects it will hold cash or cash equivalents to meet redemption requests.  The Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund.  These redemption methods will be used regularly and may also be used in stressed market conditions.

The Fund reserves the right to redeem in-kind as described under “Additional Policies About Transactions,” below.  Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders.  Redemptions in-kind may be used in circumstances as described above, and may also be used in stressed market conditions.  In-kind redemptions may be in the form of pro-rata slices of the Fund’s portfolio, individual securities or a representative basket of securities.

How Redemptions may be Made
Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date.

Through a broker/dealer or other intermediary
If you purchased your shares through a broker‑dealer or other financial intermediary, your redemption order should be placed through the same organization.  Your broker or financial consultant is responsible for sending your redemption order to the Transfer Agent on a timely basis.  Please keep in mind that your broker or financial consultant may charge additional fees for its services.

By mail
If you purchased your shares directly from the Transfer Agent, you should send your written redemption request to one of the addresses below.  Your request should contain the Fund’s name, your account number and the number of shares or the dollar amount of shares to be redeemed.  Be sure to have all account holders sign the letter.  Additional documents are required for shareholders that are corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions or trust documents indicating proper authorization).  Please see the Statement of Additional Information for more information.

	Regular Mail CG Core Total Return Fund c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Overnight Delivery CG Core Total Return Fund c/o U.S. Bank Global Fund Services 615 E. Michigan Street, Third Floor Milwaukee, Wisconsin 53202

NOTE:  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC, post office box of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.  Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

The Transfer Agent may require a signature guarantee for certain redemptions. Please see the “Signature Guarantees” section for further details.

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By telephone
If you accepted telephone transactions (either through your account application form or by subsequent arrangement in writing with the Fund) you may redeem shares in any amount up to $50,000, but not less than $100, by calling 1-855-460-2838, provided your account has been open for at least 15 calendar days.  Please do not call the Adviser.  You may have a check sent to the address of record, or proceeds may be wired or sent via electronic funds transfer through the ACH network directly to your predetermined bank account.  Wires are subject to a $15 fee paid by the investor.  There is no charge when proceeds are sent via the ACH system; however, credit may not be available for two to three days.  In order to have proceeds sent via ACH, your bank or financial institution must be a member of the ACH system.  A signature guarantee or signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source may be required of all shareholders in order to change or add telephone redemption privileges on an existing account.  For security reasons, requests by telephone will be recorded.  Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time). During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to place your telephone transaction.

All telephone calls are recorded for your protection.  Written confirmation will be provided for all purchase and redemption transactions initiated by telephone.

By wire
Wire transfers may be arranged to redeem shares.  The Transfer Agent charges a fee, currently $15, per wire redemption against your account on dollar specific trades, and from proceeds on complete redemptions and share-specific trades.

Through a systematic withdrawal plan
If you own shares with a value of $15,000 or more, you may participate in the systematic withdrawal plan (“SWP”).  The SWP allows you to make automatic withdrawals from your Fund account monthly, quarterly or annually.  The minimum withdrawal amount is $250.  Money can be transferred from your Fund account to your bank account or proceeds can be mailed to you in the form of a check.  In order to establish this option, please complete the SWP section on the account application or submit a signed written request and a voided check or savings deposit slip.  Your request may also require a signature guarantee or signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.  Any request to change or terminate your SWP should be submitted to the Transfer Agent five calendar days prior to the effective date.  Please call 1-855-460-2838 for information before submitting your request.  If you expect to purchase additional shares of the Fund, it may not be to your advantage to participate in the SWP because of the possible adverse tax consequences of making contemporaneous purchases and redemptions.

Please note, under unusual circumstances, the Fund may suspend redemptions, as permitted by federal securities law.  The Fund may also delay paying redemption proceeds, for up to seven calendar days after receiving a request if an earlier payment could adversely affect the Fund.

Signature Guarantees - The Transfer Agent may require a signature guarantee for certain requests.  Signature guarantees can be obtained from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”), but not from a notary public.  A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required in the following situations:

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▪	if ownership is being changed on your account;
▪	when redemption proceeds are payable or sent to any person, address or bank account not on record;
▪	when a redemption request is received by the Transfer Agent and the account address has changed within the last 15 calendar days; and
▪	for all written redemptions greater than $50,000 from any shareholder account.

In addition to the situations described above, the Fund and/or the Transfer Agent may require a signature guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situations.  Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Corporations, Trusts and Other Entities – If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners.  Additional documentation is normally required in the case of corporations, fiduciaries and others who hold shares in a representative or nominee capacity.  Such documentation may include certified copies of corporate resolutions, or certificates of incumbency, or such other documentation as may be required under the Uniform Commercial Code or other applicable laws or regulations.  For authorization of redemptions by a corporation, it will also be necessary to have an appropriate copy of resolutions on file with the Fund.  Your redemption will not become effective until we have received all documents in the form required.  It is your responsibility as the shareholder to maintain such documentation on file and in a current status.  If you have questions concerning redemption requirements, please write or telephone us well ahead of an anticipated redemption in order to avoid any possible delay.

Individual Retirement Accounts (“IRAs”) – Shareholders who redeem shares held in an IRA must indicate on their written redemption requests whether or not to withhold federal income taxes.  If not, this type of redemption will be subject to federal income tax withholding.  Shares held in IRA accounts may not be redeemed by telephone.  IRA accounts will be charged a $15 annual maintenance fee.

POLICY AND PROCEDURES TO PREVENT SHORT-TERM TRADING AND MARKET TIMING

The Fund is intended for long-term investors and discourages excessive short-term trading and other abusive trading practices that may disrupt portfolio management strategies, harm fund performance and create additional transaction costs that are borne by all shareholders.

Accordingly, the Board has developed and adopted a market timing policy under which the Fund and the Transfer Agent will take steps to reduce the frequency and effect of these activities in the Fund, which includes monitoring trading activity.  The Fund monitors shareholder redemptions for market timing activity.  If such monitoring reveals excessive short-term trading or other abusive trading practices, the Fund will exercise its right to reject purchase orders from such investors.  Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.  Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries.  The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that it believes is consistent with shareholder interests.  In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control.  The Fund or the Transfer Agent may notify the investor that a purchase order has been rejected after the day the order is placed or after acceptance by the intermediary.

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ADDITIONAL POLICIES ABOUT TRANSACTIONS

The Fund reserves the right to:

▪	Vary or waive any minimum investment requirement.
▪	Refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges, for any reason.
▪	Suspend your right to redeem shares or postpone the date of payment beyond the normal seven-day period under emergency circumstances or when the NYSE is closed.
▪
Reject any purchase request for any reason.  Generally, the Fund does this if the purchase is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor’s history of excessive trading).

▪
Redeem all shares in your account if your balance falls below the Fund’s minimum.  If, within 60 days of the Fund’s written request, you have not increased your account balance, you may be required to redeem your shares.  The Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV.

▪
In addition to the ability to redeem shares in connection with the closing of small accounts, as discussed above, the Fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Board, including, for example and not limited to, (1) if the shareholder fails to provide the Fund with identification required by law; (2) if the Fund is unable to verify the information received from the shareholder; and (3) to reimburse the Fund for any losses sustained by reason of the failure of the shareholder to make full payment for shares purchased by the shareholder.

▪	Delay paying redemption proceeds for up to seven days after receiving a request, if an earlier payment could adversely affect the Fund.
▪	Modify or terminate the AIP and SWPs at any time.
▪
Make a “redemption in kind” (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets.  In such cases, you may incur brokerage costs in subsequently converting these securities to cash.

▪	Reject any purchase or redemption request that does not contain all required documentation.

The Fund will typically expect that it will hold cash or cash equivalents to meet redemption requests. The Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed market conditions.

If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.  In addition, once you place a telephone transaction request, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).  Telephone trades must be received by or prior to market close.  Please allow sufficient time to place your telephone transaction.

During periods of significant economic or market changes, telephone transactions may be difficult to complete.  If you are unable to contact the Fund by telephone, you may also mail the request to:

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CG Core Total Return Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

SHAREHOLDER SERVICES

The following services are also available to shareholders:

▪	Uniform Transfers (Gifts) to Minors accounts
▪	Accounts for corporations or partnerships
▪	Prototype Retirement Plans suitable for the self-employed, including sole proprietors, partnerships and corporations.
▪	Traditional IRA
▪	Roth IRA
▪	Simplified Employee Pensions (SEPs)

To obtain the appropriate disclosure documentation and complete information on how to open a retirement account, call 1‑855-460-2838.

DISTRIBUTION (12b-1) FEES

The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Quasar Distributors, LLC (the “Distributor”) located at 777 East Wisconsin Avenue, 6th Floor, Milwaukee, Wisconsin 53202, pursuant to which the Distributor acts as the Fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of the Fund’s shares.

The Trust has adopted a Rule 12b-1 distribution plan for its Investor Class shares under which the Fund is authorized to reimburse the Distributor or such other entities as approved by the Board, for the distribution-related services provided by such entities, an aggregate fee equal to 0.25% of the average daily net assets of the Investor Class.  The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including MAM, for any distribution service or activity designed to retain Fund shareholders.  Because the Fund pays distribution fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges.

The Fund may pay distribution-related service fees to intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Adviser, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments to intermediaries who provide certain shareholder services.  These payments and compensation are in addition to service fees paid by the Fund, if any.  Payments are generally made to intermediaries that provide shareholder servicing, marketing support or access to sales meetings, sales representatives and management representatives of the intermediary.  Payments may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list or in other sales programs.  Compensation may be paid as an expense reimbursement in cases in which the intermediary provides shareholder services to the Fund.

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HOW SHARE PRICE IS DETERMINED

Shares of each class of the Fund are purchased or redeemed at its respective NAV per share next calculated after your purchase order and payment or redemption order is received in good order (as defined above).  The NAV of each class of shares is calculated by dividing the total assets of each class, less the liabilities of each class, by the number of shares outstanding of each class.  The NAV of each class is calculated at the close of regular trading of the NYSE, which is generally 4:00 p.m. Eastern Time.  The NAV of each class will not be calculated nor may investors purchase or redeem Fund shares on days that the NYSE is closed for trading, even though certain Fund securities (i.e., foreign or debt securities) may trade on days the NYSE is closed, and such trading may materially affect the NAV of each class of the Fund’s shares.  If the NYSE closes early, the Fund will calculate the NAV at the closing time on that day.  If an emergency exists as permitted by the SEC, the NAV may be calculated at a different time.

Each security owned by the Fund that is listed on an exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  Securities traded on the NASDAQ Stock Market (“NASDAQ”) will be valued at the NASDAQ Official Closing Price.  If a security is listed on more than one exchange, the Fund will use the price of that exchange which it generally considers to be the principal exchange on which the stock is traded.  Lacking sales, the security is valued at the mean between the last current closing bid and asked prices.  An unlisted security for which over-the-counter market quotations are readily available is valued at the last sale price in the over-the-counter market.  When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith by the Board.  The fair value of a security is the amount, which the Fund might reasonably expect to receive upon a current sale.  The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value.  Market quotations may not be available, for example, if trading in a particular security was halted during the day and not resumed prior to the close of trading on the NYSE.

Debt securities, including U.S. Government and Agency Securities, are valued by using the mean between the closing bid and asked prices provided by a pricing service.  If the closing bid and asked prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Fixed income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost, which approximates fair market value.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case such securities are fair valued under the supervision of the Board.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.  “When-issued” or “TBA” debt securities are debt securities traded prior to the time they are issued, that is, they are traded with payment and delivery taking place at a later date.  In the absence of a price from a pricing services, or when the Fund buys a when-issued security or a mortgage-backed security and the security is not yet being priced by a pricing service, the securities will be valued at their “fair value,” as described above.

Trading in foreign securities markets is generally completed each day at various times prior to the close of the NYSE.  The values of foreign securities held by the Fund will be determined as of such times for purposes of determining the NAV of the Fund.  If events which materially affect the value of foreign securities, if any, held by the Fund occur subsequent to the close of the securities market on which such securities are primarily traded, the investments affected thereby will be valued at “fair value” as described above.

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DISTRIBUTIONS AND TAXES

Changes in income tax laws, potentially with retroactive effect, could impact the Fund’s investments or the tax consequences to you of investing in the Fund.

For federal income tax purposes, all distributions of the Fund’s net investment income (including net realized short-term capital gains and dividend and interest income) which you receive from the Fund are generally taxable as ordinary income or qualified dividend income, whether reinvested in additional shares or received in cash.  Distributions of net realized long-term capital gains you receive from the Fund, whether reinvested in additional shares or received in cash, are taxable as long term capital gain.  Whether distributions of capital gain are long-term or short term is determined by the length of time the Fund has held the security and not the length of time you have held shares in the Fund.  Distributions from the Fund may also be subject to state or local taxes.  If you are exempt from income tax, you are generally not required to pay federal income taxes on the amounts distributed to you by the Fund.

You will be informed annually as to the amount and character of all distributions of net investment income and capital gains paid during the prior year.

The Fund intends to pay dividends from net investment income and distribute all net realized capital gains at least annually.  In addition, the Fund may make additional distributions if necessary to avoid imposition of a 4% excise tax or other tax on the Fund’s undistributed income and gains.  However, no assurances can be given that distributions will be sufficient to eliminate all taxes to the Fund.  Please note that the objective of the Fund is growth of capital, not the production of distributions.  You should measure the success of your investment by the value of your investment at any given time and not by the distributions you receive.

When a dividend or capital gain is distributed, the Fund’s NAV decreases by the amount of the payment.  If you purchase shares shortly before a distribution, you will be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same.  All dividends and capital gains distributions will automatically be reinvested in additional Fund shares at the then prevailing NAV unless you specifically request that either dividends or capital gains or both be paid in cash.  If you elect to receive distributions and/or dividends by check and the post office cannot deliver the check, or if the check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your Fund account at the then current NAV per share and to reinvest all subsequent distributions in shares of the Fund.

The election to receive dividends or reinvest them may be changed by writing to the Fund at:

CG Core Total Return Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

You may also change your distribution election by telephoning the Fund at 1-855-460-2838.

In order to allow sufficient processing time for a change in distribution elections, any change must be received at least 5 days prior to the record date for the distribution.

You will generally recognize taxable gain or loss on a redemption of shares in an amount equal to the difference between the amount received and your tax basis in such shares.  This gain or loss will generally be capital and will be long-term capital gain or loss if the shares were held for more than one year.  Any loss recognized by a shareholder upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares within such holding period.  A loss realized on the disposition of shares of the Fund will be disallowed to the extent identical (or substantially identical) shares are acquired in a 61-day period beginning 30 days before and ending 30 days after the date of such disposition.  In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

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Certain individuals, trusts and estates may be subject to a net investment income (“NII”) tax of 3.8%.  The NII tax is imposed on the lesser of:  (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately).  A Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax.  In addition, any capital gain realized by a shareholder upon a redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

The Fund must report to the shareholder and the IRS the shareholder’s cost basis, gain or loss and holding period in the sold shares using a specified method for determining which shares were sold.  You are not bound by this method and, if timely, can choose a different, permissible method. Please consult with your tax advisor.

If you hold shares in the Fund through a broker (or another nominee), please contact that broker (or nominee) with respect to the reporting of cost basis and available elections for your account.

By law, the Fund must withhold a percentage of your taxable distribution and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

The preceding discussion is meant to be only a general summary of the potential federal income tax consequences of an investment in the Fund by U.S. shareholders.  The SAI contains a more detailed summary of federal tax rules that apply to the Fund and its shareholders.  This summary is not intended to be and should not be construed to be legal or tax advice to any holder of Fund shares.  Legislation, judicial, or administrative action may change the tax rules that apply to the Fund or its shareholders and any such change may be retroactive.  There may be other federal, state, or local tax considerations applicable to a particular investor.  You should consult your tax advisers to determine the federal, state, local and non U.S. tax consequences of owning Fund shares.

LOST SHAREHOLDERS, INACTIVE ACCOUNTS AND UNCLAIMED PROPERTY

It is important that the Fund maintain a correct address for each shareholder.  An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund.  Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account.  If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned.  Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.  The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  The shareholder’s last known address of record determines which state has jurisdiction.  Please proactively contact the Transfer Agent toll-free at 1-855-460-2838 at least annually to ensure your account remains in active status.

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If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller.  Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

INDEX DESCRIPTIONS

The Barclays Intermediate Government/Credit Bond index measures the performance of U.S. Dollar denominated U.S.  Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.  The index is used herein for comparative purposes in accordance with SEC regulations.

The Russell 1000® Index is a securities index that measures the performance of the large-cap segment of the U.S. equity universe. The index is used herein for comparative purposes in accordance with SEC regulations. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell.  Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data, and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication.  No further distribution of Russell data is permitted without Russell’s express written consent.  Russell does not promote, sponsor, or endorse the content of this communication.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance since inception of the Fund.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by the Fund’s prior independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.  Because Investor Class shares are not currently offered, there are no financial highlights available at this time for Investor Class shares.
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CG Core Total Return Fund – Institutional Class
	Year Ended October 31,				For the Period Inception(1) Through October 31,
	2018	2017	2016	2015	2014
Per Share Data:
Net asset value, beginning of period	$13.47	$10.07	$10.50	$10.54	$10.00

Income from investment operations:
Net investment income(2)	0.05	0.05	0.07	0.07	0.01
Net realized and unrealized gain (loss) on investments(3)	0.29	3.42	(0.47)	(0.04)(3)	0.53
Total from investment operations	0.34	3.47	(0.40)	0.03	0.54

Less distributions from:
Net investment income	(0.05)	(0.07)	(0.03)	(0.07)	—
Net realized gains on investments	—	—	—	—	—
Total distributions	(0.05)	(0.07)	(0.03)	(0.07)	—
Net asset value, end of period	$13.76	$13.47	$10.07	$10.50	$10.54

Total return	2.49%	34.68%	(3.84)%	0.29%	5.40%(4)

Supplemental data and ratios:
Net assets, end of period (000’s)	$7,385	$6,160	$3,706	$2,633	$1,314
Ratio of operating expenses to average net assets, before waiver/reimbursement	3.37%	4.60%	6.51%	11.78%	39.24%(5)
Ratio of operating expenses to average net assets, net of waiver/reimbursement	1.00%	1.00%	1.00%	1.00%	1.00%(5)
Ratio of net investment income (loss) to average net assets, before waiver/reimbursement	(2.05)%	(3.13)%	(4.73)%	(10.15)%	(37.80)%(5)
Ratio of net investment income (loss) to average net assets, net of waiver/reimbursement	0.32%	0.47%	0.78%	0.64%	0.44%(5)
Portfolio turnover rate	83.71%	142.71%	155.41%	130.41%	83.53%(4)
_______
(1)	Inception date of the Fund was December 31, 2013.
(2)	Per share amounts are calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(4)	Not annualized.
(5)	Annualized.

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PRIVACY NOTICE

We recognize and respect the privacy of each of our investors and their expectations for confidentiality.  The protection of investor information is of fundamental importance in our operation and we take seriously our responsibility to protect personal information.

We collect, retain and use information that assists us in providing the best service possible.  This information comes from the following sources:

•	Account applications and other required forms
•	Written, oral, electronic or telephonic communications, and
•	Transaction history from your account.

We only disclose personal nonpublic information to third parties as necessary and as permitted by law.

We restrict access to personal nonpublic information to employees, affiliates and service providers involved in servicing your account.  We require that these entities limit the use of the information provided to the purposes for which it was disclosed and as permitted by law.

We maintain physical, electronic and procedural safeguards that comply with Federal standards to guard nonpublic personal information of our customers.

If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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INVESTMENT ADVISER:
Wall Street Management Corporation
805 Third Avenue, Suite 1120
New York, NY 10022

TRUSTEES:
Robert P. Morse, Chairman
Harlan K. Ullman, Ph.D.
Amb. Kurt D. Volker

TRUSTEE EMERITUS:
James L. Farrell, Ph.D.

CHIEF COMPLIANCE OFFICER:
Andrew McLaughlin, Executive Vice President & Secretary

TREASURER:
Jian H. Wang, Executive Vice President & Treasurer

PORTFOLIO RESEARCH & ANALYTICS:
Robert B. Morse, Executive Vice President

PRINCIPAL UNDERWRITER:
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

CUSTODIAN:
U.S. Bank National Association
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

ADMINISTRATOR, TRANSFER AGENT,
AND DIVIDEND PAYING AGENT:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM:
Tait Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

LEGAL COUNSEL:
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
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ADDITIONAL INFORMATION

The Statement of Additional Information (SAI) contains additional information about the Fund and is incorporated by reference into this Prospectus.  Additional information about the Fund’s investments is also available in the Fund’s annual/semi-annual reports to shareholders.  In the Fund’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

You may obtain a free copy of the Fund’s SAI on the Fund’s website at www.cgfundstrust.com.

You may also obtain a free copy of these documents by calling 1-855-460-2838, or accessing the SEC’s Internet website as referenced below.

The general public can review and copy information about the Fund (including the SAI) on the EDGAR Database on the SEC's Internet website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request  at the following E-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-22899

CG Core Total Return Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
1-855-460-2838 (toll free)
http://www.cgfundstrust.com.
PROSPECTUS February 28, 2019

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